SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 1999
                                                         ----------------

                         ARIZONA PUBLIC SERVICE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                    1-4473                  86-0011170
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona           85004
--------------------------------------------------------           -----
        (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
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              (Registrant's telephone number, including area code)


                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statement on Form S-3 (No. 333-58445) which was declared effective on July 20, 1998.

Exhibit
  No.       Description
-------     -----------

1.3 Underwriting Agreement and related Terms Agreement, each dated November 2, 1999, in connection with the offering of $250,000,000 of Floating Rate Notes Due 2001.

4.5 Third Supplemental Indenture dated as of November 1, 1999, relating to the issuance of $250,000,000 of Floating Rate Notes Due 2001.

4.6         Specimen of Note of Floating Rate Notes Due 2001.

12.3        Computation of Ratio of Earnings to Fixed Charges.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARIZONA PUBLIC SERVICE COMPANY
                                                  (Registrant)



Dated: November 5, 1999                  By: Barbara M. Gomez
                                             -----------------------------------
                                             Barbara M. Gomez
                                             Treasurer